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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 17, 2001 (APRIL 16, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


              OKLAHOMA                                 1-13726                              73-1395733
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
    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)
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     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA              73118
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            (Address of principal executive offices)               (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 16, 2001, Chesapeake Energy Corporation issued a press release announcing its updated Outlook, first quarter 2001 earnings release and conference call.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on April 16, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CHESAPEAKE ENERGY CORPORATION



                                          BY: /s/ AUBREY K. MCCLENDON
                                             -----------------------------------
                                                    AUBREY K. MCCLENDON
                                                 Chairman of the Board and
                                                  Chief Executive Officer

Dated:  April 17, 2001


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                               INDEX OF EXHIBITS



EXHIBIT
NUMBER      DESCRIPTION
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
99          Press Release issued by the Registrant on April 16, 2001.



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